                                     VOTING AGREEMENT

    VOTING AGREEMENT (this "Agreement"), dated as of August 3, 1994, by and among Paula Financial, a California corporation (the "Corporation"); Roger
G. Teig, Jeffrey A. Snider, James A. Nicholson, Leroy J. Combs and Victor Gloria III (individually a "Shareholder" and collectively the "Shareholders"); and each of the Purchasers (individually an "Investor" and collectively the "Investors") listed on Schedule 1.01 to the Series A Preferred Stock Purchase Agreement dated as of the date hereof among the Corporation and the Purchasers (the "Stock Purchase Agreement").

    WHEREAS, the Shareholders beneficially own an aggregate of 386,419 shares of Common Stock, no par value, of the Corporation (the "Common Stock");

    WHEREAS, the Investors are acquiring an aggregate of 941,177 shares of Series A Preferred Stock, no par value, of the Corporation (the "Series A Preferred Stock") pursuant to the terms of the Stock Purchase Agreement; and

    WHEREAS, one of the conditions to the investment by the Investors is the execution of a voting agreement relating to the election of members to the Corporation's Board of Directors (the "Board of Directors") and any committees thereof.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by the Investors under the Stock Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE 1.

                                ELECTION OF DIRECTORS

    Section 1.01. ELECTION OF DIRECTORS. At any time at which stockholders of the Corporation will have the right to or will vote for or consent in writing to the election of directors of the Corporation, the Investors and the Shareholders hereby agree to vote all shares of capital stock of the Corporation presently owned or hereafter acquired by them, or over which they have voting control, in favor of the following actions, and the Corporation shall use its best efforts to nominate for election to the Board of Directors those persons set forth below:

          (a) to cause and maintain the election to the Board of Directors of two (2) Qualified Representatives of the Conning Funds, initially John B. Clinton and Gerard Vecchio (the Conning Directors");

          (b) to cause and maintain the election to the Board of Directors of one (1) Qualified Representative of the Investors other than the Conning Funds, initially Owen Stevenson Crihfield (the "Non-Conning Director", and together with the Conning Directors, the "Investor Directors");

          (c) to cause and maintain the election to the Board of Directors of two (2) Qualified Representatives who are not at the time of their election or during their tenure on the Board of Directors officers, employees, representatives or agents of the Corporation or any of its subsidiaries or affiliates and not otherwise affiliated with any party hereto, selected by a majority of the Shareholders, initially Ronald W. Waisner and Jerry M. Miller (the "Independent Directors");

          (d) to cause and maintain the election to the Board of Directors of four (4) persons each of whom is an employee or officer of the Corporation selected by a majority of the Shareholders, initially Roger G. Teig, James A. Nicholson, Leroy J. Combs and Jeffrey A. Snider (the "Management Directors");

          (e)  to fix the number of directors of the Corporation at nine (9);
and

          (f)  to fix the term of each director at one (1) year.

     Section 1.02. COMMITTEES. The Board of Directors shall establish an Executive Committee, an Executive Compensation and Stock Option Committee and an Audit Committee. The Corporation, the Investors and the Shareholders agree to cause the Board of Directors to ensure that the Executive Compensation and Stock Option Committee shall consist of not more than three
(3) members, and to nominate and appoint thereto, and maintain as a member thereof, at least one Investor Director selected by the holders of at least 51% of the outstanding shares of Series A Preferred Stock and at least one Independent Director. The Corporation, the Investors and the
Shareholders agree to cause the Board of Directors to ensure that the Audit Committee shall consist of not more than three (3) members, and to nominate and appoint thereto, and maintain as a member thereof, one Investor Director selected by the holders of at least 51% of the outstanding shares of Series A Preferred Stock and two Independent Directors.

     In the event that the Corporation is (i) unable to redeem the Series A Preferred Stock on the Redemption Date set forth in Section 7 of the Certificate of Designation or (ii) unable to make each and every payment under the Redemption Notes issued pursuant to Section 7(b) of the Certificate of Designation on the due date thereof, the Corporation, the Investors and the Shareholders agree to cause the Board of Directors to establish a Recapitalization Committee and to nominate and appoint to, and maintain as members of, the Recapitalization Committee, two Investor Directors
(including one Conning Director who shall be chairperson of the Recapitalization Committee and one Non-Conning Director) and one Management Director. The Recapitalization Committee shall be responsible for formulating proposals for submission to the Board of Directors to recapitalize or reorganize the Corporation (including, but not limited to, a sale of the Corporation, an initial public offering of Common Stock or a private sale of securities of the Corporation) in a manner which will enable the Corporation to effect the transactions required to be effectuated pursuant to Section 7 of the Certificate of Designation; provided that the Board of Directors, and not the Recapitalization Committee, shall be responsible for adopting and implementing proposals formulated by the Recapitalization Committee but shall have no obligation hereunder to adopt such proposals.

     Section 1.03. VACANCIES AND REMOVAL. Each of the directors designated in Section 1.01 shall be elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his successor is elected and qualified or until his earlier resignation or removal.

     Any Conning Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of the holders of at least 51% of the outstanding shares of Series A Preferred Stock then held by the Conning Funds.

     The Non-Conning Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of the holders of at least 51% of the outstanding shares of Series A Preferred Stock then held by the Investors other than the Conning Funds.

     Any Management Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of a majority of the Shareholders.

     Any Independent Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of a majority of the Shareholders subject to the reasonable acceptance of the holders of at least 51% of the outstanding shares of Series A Preferred Stock then held by the Investors.

     Any vacancy in the office of a Conning Director may be filled by and only by the affirmative vote or written consent of the holders of at least 51% of the outstanding shares of Series A Preferred Stock then held by the Conning Funds.

     Any vacancy in the office of a Non-Conning Director may filled by and only by the affirmative vote or written consent of the holders of at least 51% of the outstanding shares of Series A Preferred Stock then held by the Investors other than the Conning Funds.

     Any vacancy in the office of the Management Director may be filled by and only by the vote or written consent of a majority of the Shareholders.

     Any vacancy in the office of the Independent Director may be filled by and only by such person as may be approved by a majority of the Shareholders subject to the reasonable acceptance of the holders of at least 51% of the outstanding shares of Series A Preferred Stock then held by Investors.

     Pending any vote or written consent of holders of capital stock provided for in this Section, any vacancy in the office of a Conning Director may be filled by and only by a nominee of the Conning Funds and elected by the vote of the other Conning Director, any vacancy in the office of a Non-Conning Director may be filled by and only by a nominee of the Investors other than the Conning Funds and elected by the vote of the Conning Directors, any vacancy in the office of a Management Directors may be filled by and only by the vote of the other Management Directors, and any vacancy in the office of an Independent Director may be filled by and only by the vote of a majority of the Management Directors subject to the reasonable acceptance of a majority of the Investor Directors.

     Section 1.04. QUALIFIED REPRESENTATIVE. The term "Qualified Representative" shall mean an individual nominated in good faith who by virtue of his or her business experience and reputation will be expected to add value to the Corporation and, in the case of the Independent Directors, shall be acceptable to the holders of at least 51% of outstanding shares of Series A Preferred Stock, such acceptance not to be unreasonably withheld, and, in the case of the Investor Directors, shall be acceptable to a majority of the Shareholders, such acceptance not to be unreasonably withheld. The Shareholders acknowledge and agree that any officer or partner of Conning & Company, Saugatuck Capital Company and RFE Associates IV, L.P. shall satisfy the requirements to serve as a Qualified Representative.

                            ARTICLE 2.

                          MISCELLANEOUS

     Section 2.01. DURATION OF AGREEMENT. This Agreement shall terminate on the earliest to occur of the following: (a) the time immediately prior to the time of a Qualified Public Offering, (b) the sixth anniversary of the effective date of this Agreement, (c) the date upon which each share of Series A Preferred Stock is redeemed in cash or, with respect to shares redeemed in exchange for Redemption Notes (as defined in the Certificate of Designation), the date payment in full is made on such Redemption Notes and (d) with respect to any Share, the date upon which such Share is sold free and clear of the restrictions imposed by the Shareholders Agreement.

     Section 2.02. LEGEND. Each certificate representing shares of capital stock of the Corporation subject to this Agreement shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:

     "The securities represented by this certificate are subject to the terms and conditions of a certain Voting Agreement, dated as of August 3, 1994, as amended from time to time, among the Corporation and certain holders of its capital stock. Copies of such Agreement may be obtained at, no cost by written request made by the holder of record of this certificate to the Secretary of the Corporation."

     Section 2.03. SEVERABILITY: GOVERNING LAW. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and this Agreement shall be reformed and construed to the maximum extent possible in accordance with the essential purposes and intent of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

     Section 2.04. INJUNCTIVE RELIEF. The Shareholders and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with
their specific terms or were otherwise breached.   It is accordingly agreed
that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

     Section 2.05.  MODIFICATION OR AMENDMENT.   This Agreement
constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by (a) a majority of the Shareholders and (b) Investors holding at least 51% of the outstanding shares of Series A Preferred Stock.

     Section 2.06. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     Section 2.07. NOTICES. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a confirming copy sent by U.S. mail, registered or certified, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed to such party at the address set forth on Exhibit A hereto or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties.

     All such notices provided in accordance with this Section shall be deemed delivered upon personal delivery, upon transmission if sent by telecopier or three (3) days after deposit in the mail or with the courier.

     Section 2.08. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Investor, Shareholder or the Corporation, the Corporation, the Shareholders and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     Section 2.09. ADDITIONAL PARTIES. The Corporation, Investors, and Shareholders shall cause the following to occur:

          (a) Any person or entity who acquires Series A Preferred Stock shall become an Investor hereunder, unless at the time of such purchase such person or entity was a Shareholder or an employee of the Corporation, in which case such person or entity still remains or becomes (as the case may be) a Shareholder hereunder; or

          (b) Excluding capital stock transferred by the Corporation on its books not as an issuer, buyer or seller but solely in its capacity as registrar or transfer agent, prior to the issuance or transfer of any voting capital stock by any party hereto to any person or entity who at such time, after giving effect to such issuance or transfer, owns five percent (5%) or more of the outstanding shares of voting capital stock through any transactions whatsoever such person or entity shall become a Shareholder hereunder, unless at the time such person or entity was an Investor.

     For the purposes of this Section 2.09 in determining whether a Shareholder owns, or owns options to acquire, at least 5% of the voting capital stock of the Corporation, such Shareholder shall be deemed to hold those shares of voting capital stock transferred by them to, and continued to be held by, their respective spouses, brothers, sisters, ancestors and lineal descendants or trusts for their benefit.

     Execution by such persons or entities and the Corporation of a counterpart of a signature page of this Agreement and an amendment adding their names hereto shall be a condition of any acquisition of such shares by such person or entity.

     Section 2.11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, legal representatives and heirs.

     Section 2.12. DEFINED TERMS. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Stock Purchase Agreement.

     Section 2.13.  ERISA LIMITATIONS.   The obligations of the
Shareholders under this Agreement are personal to them and shall not be construed as extending to their capacities as representatives of the ESOP advisory committee or as fiduciaries of the ESOP.

     Section 2. 14. CUMULATIVE VOTING LIMITATIONS. Notwithstanding anything to the contrary contained herein, the holders of the Series A Preferred Stock shall not be entitled to elect a majority of the directors of the Corporation through the use of cumulative voting as prescribed under Section 708 of the California General Corporation Code or any successor thereto.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Voting Agreement has been executed as of the date and year first above written.

                                      PAULA FINANCIAL

                                      By: /s/ Roger G. Teig
                                          -----------------
                                      Name:
                                      Title:

                                      SHAREHOLDERS:

                                      The Teig Family Partnership

                                      By: /s/ Gail P. Teig
                                          ----------------

                                      By: /s/ Roger G. Teig
                                          -----------------

                                      /s/
                                      ----------------------
                                          Jeffrey A. Snider

                                      /s/
                                      ----------------------
                                          James A. Nicholson

                                      /s/
                                      ----------------------
                                          Leroy J. Combs

                                      /s/
                                      ----------------------
                                          Victor Gloria III


     IN WITNESS WHEREOF, this Voting Agreement has been executed as of the date and year first above written.

                                      PAULA FINANCIAL

                                      By: /s/ Roger G. Teig
                                          -----------------
                                      Name:
                                      Title:

                                      SHAREHOLDERS:

                                      The Teig Family Partnership

                                      By: /s/ Gail P. Teig
                                          ----------------
                                              Gail P. Teig

                                      By: /s/ Roger G. Teig
                                          -----------------
                                              Roger G. Teig

                                      /s/ Jeffrey A. Snider
                                      ----------------------
                                          Jeffrey A. Snider

                                      /s/ James A. Nicholson
                                      ----------------------
                                          James A. Nicholson

                                      /s/
                                      ----------------------
                                          Leroy J. Combs

                                      /s/
                                      ----------------------
                                          Victor Gloria III

                 (SIGNATURE PAGE TO VOTING AGREEMENT)

CONSENT OF SPOUSES:

      Each of us acknowledges that we have read the foregoing
Agreement and each of us knows its contents. Each of us is aware that by its provisions that all or part of the shares of the Corporation held of record by any of us and/or our spouses, including our community property interests in such shares, if any, are subject to certain voting obligations and restrictions. Each of us hereby agrees that those shares and each of our interests in them, if any, are subject to the provisions of the Agreement and that each of us will take no action at any time to hinder the operation of, or violate, the Agreement.

                                          /s/ Valerie A. Snider
                                          -----------------------
                                          Valerie A. Snider


                                          /s/ Cecilia E. Nicholson
                                          ------------------------
                                          Cecilia E. Nicholson


                                          /s/ Corinne Combs
                                          -----------------------
                                          Corinne Combs


                                          /s/ Lily A. Gloria
                                          -----------------------
                                          Lily A. Gloria


            [SIGNATURE PAGE TO VOTING AGREEMENT]

                                        PURCHASERS:

                                        CONNING INSURANCE CAPITAL LIMITED
                                          PARTNERSHIP II

                                        By: /s/ Gerald Vecchio
                                            -----------------------
                                             General Partner


                                        CONNING INSURANCE CAPITAL LIMITED
                                          PARTNERSHIP II

                                        By: /s/ Gerald Vecchio
                                            -----------------------
                                             General Partner


                                        CONNING INSURANCE CAPITAL LIMITED
                                          PARTNERSHIP II

                                        By: /s/ Gerald Vecchio
                                            -----------------------
                                             General Partner


                                        CONNING INSURANCE CAPITAL LIMITED
                                          PARTNERSHIP II

                                        By: /s/ Gerald Vecchio
                                            -----------------------
                                             General Partner


                                        SAUGATUCK CAPITAL COMPANY

                                        By:/s/ Owen Crihfield
                                           ------------------------
                                            Owen Crihfield


                                        RFE INVESTMENT PARTNERS IV, L.P.
                                         By RFE Associates IV, L.P., its
                                         General Partner



                                        By:/s/ A. Dean Davis
                                           ------------------------
                                            A. Dean Davis



            [SIGNATURE PAGE TO VOTING AGREEMENT]

                           EXHIBIT A

         Paula Financial               Conning Insurance Capital
         300 North Lake Avenue           Limited Partnership II
         Suite 300                     c/o Conning & Company
         Pasadena, California 91101    CityPlace II
         Attention:  President         Hartford, CT  06103-4105
                                       Attn:  Gerard Vecchio

         Roger G. Teig                 Conning Insurance Capital
         c/o Paula Financial             International Partners II
         300 North Lake Avenue         c/o Conning & Company
         Suite 300                     CityPlace II
         Pasadena, California 91101    185 Asylum Street
                                       Hartford, CT  06103-4105

         Jeffrey A. Snider             Conning Insurance Capital
         c/o Paula Financial             Limited Partnership III
         300 North Lake Avenue         c/o Conning & Company
         Suite 300                     CityPlace II
         Pasadena, California 91101    185 Asylum Street
                                       Hartford, CT  06103-4105
                                       Attn:  Gerard Vecchio

         James A. Nicholson            Conning Insurance Capital
         c/o Paula Financial             International Partners III
         300 North Lake Avenue         c/o Conning & Company
         Suite 300                     CityPlace II
         Pasadena, California 91101    185 Asylum Street
                                       Hartford, CT  06103-4105

         Leroy J. Combs                RFE Investment Partners IV, L.P.
         c/o Paula Financial           36 Grove Street
         300 North Lake Avenue         New Canaan, Ct  06840
         Suite 300                     Attn:  A. Dean Davis
         Pasadena, California 91101

         Victor Gloria III             Saugatuck Capital Company
         c/o Paula Financial           One Canterbury Green
         300 North Lake Avenue         Stamford, CT  06901
         Suite 300                     Attn:  Owen Stevenson Crihfield
         Pasadena, California 91101